Exhibit 99.1

IREN Prices $2 Billion Convertible Notes Offering

NEW YORK, December 3, 2025 (GLOBE NEWSWIRE) – IREN Limited (NASDAQ: IREN) (“IREN”) today announced the pricing of its offering of $1 billion aggregate principal amount of 0.25% convertible senior notes due 2032 (the “2032 notes”) and $1 billion aggregate principal amount of 1.00% convertible senior notes due 2033 (the “2033 notes” and, together with the 2032 notes, the “notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

Key details of the transaction

•	$1 billion convertible senior notes due 2032 (0.25% coupon, 25% conversion premium)

•	$1 billion convertible senior notes due 2033 (1.00% coupon, 25% conversion premium)

•
Capped call transactions entered into in connection with the 2032 notes, which are expected generally to provide a hedge upon conversions up to an initial cap price of $82.24 per share, which represents a 100% premium (as compared to the 25% conversion premium under the 2032 notes)

•
Capped call transactions entered into in connection with the 2033 notes, which are expected generally to provide a hedge upon conversions up to an initial cap price of $82.24 per share, which represents a 100% premium (as compared to the 25% conversion premium under the 2033 notes)

•
The issuance and sale of the notes are scheduled to settle on December 8, 2025, subject to customary closing conditions. IREN also granted the initial purchasers of the notes options to purchase, for settlement within a period of 13 days from, and including, the date the notes are first issued, up to an additional $150 million principal amount of notes for the 2032 notes and up to an additional $150 million principal amount of notes for the 2033 notes

Additional transaction details

The notes will be senior, unsecured obligations of IREN and will accrue interest at a rate of 0.25% (in the case of the 2032 notes) and 1.00% (in the case of the 2033 notes) per annum, payable semi-annually in arrears on June 1 and December 1 of each year, beginning on June 1, 2026. The 2032 notes will mature on June 1, 2032, and the 2033 notes will mature on June 1, 2033, in each case unless earlier repurchased, redeemed or converted. Before March 1, 2032 for the 2032 notes and March 1, 2033 for the 2033 notes, noteholders of either series will have the right to convert their notes of such series only upon the occurrence of certain events. From and after March 1, 2032 (in the case of the 2032 notes) and March 1, 2033 (in the case of the 2033 notes), noteholders may convert their notes at any time at their election until the close of business on the second scheduled trading day immediately before the maturity date of the relevant series of notes. IREN will settle conversions by paying or delivering, as the case may be, cash, its ordinary shares or a combination of cash and its ordinary shares, at its election. The initial conversion rate of the 2032 notes is 19.4553 ordinary shares per $1,000 principal amount of notes, which represents an initial conversion price of approximately $51.40 per ordinary share. The initial conversion rate of the 2033 notes is 19.4553 ordinary shares per $1,000 principal amount of notes, which represents an initial conversion price of approximately $51.40 per ordinary share. The initial conversion price represents a premium of approximately 25%  (in the case of the 2032 notes) and approximately 25% (in the case of the 2033 notes) over the last reported sale price of $41.12 per share of IREN’s ordinary shares on December 2, 2025. The conversion rate and conversion price for each series of notes will be subject to adjustment upon the occurrence of certain events.

Each series of notes will be redeemable, in whole or in part (subject to certain limitations), for cash at IREN’s option, on or after December 6, 2028 (in the case of the 2032 notes) and on or after December 6, 2029 (in the case of the 2033 notes) and, in each case, on or before the 30th scheduled trading day immediately before the maturity date of such series of notes, but only if the last reported sale price per share of IREN’s ordinary shares exceeds 130% of the conversion price of such series of notes for a specified period of time and certain other conditions are satisfied. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the applicable redemption date.

If a “fundamental change” (as defined in each indenture for the notes) occurs, then, subject to a limited exception, noteholders may require IREN to repurchase their notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.

Equity offering to fund the repurchase of Existing Convertible Notes

IREN also announced today the pricing of its previously announced registered direct placement of 39,699,102 of its ordinary shares, at an offering price of $41.12 per share to a limited number of purchasers (the “Concurrent Equity Offering”) to fund the Repurchase (as defined below). The aggregate gross proceeds from the Concurrent Equity Offering approximate the aggregate cash consideration payable in connection with the Repurchase.

Concurrently with the pricing of the offering of the notes, IREN entered into one or more separate, privately negotiated transactions with a limited number of holders of IREN’s outstanding 3.25% convertible senior notes due 2030 with an initial conversion price of approximately $16.81 per ordinary share (the “Existing 2030 Convertible Notes”) and 3.50% convertible senior notes due 2029 with an initial conversion price of approximately $13.64 per ordinary share (the “Existing 2029 Convertible Notes” and, together with the Existing 2030 Convertible Notes, the “Existing Convertible Notes”) to repurchase approximately $227.7 million aggregate principal amount of the Existing 2030 Convertible Notes and approximately $316.6 million aggregate principal amount of the Existing 2029 Convertible Notes for an aggregate repurchase price of approximately $1,632.4 million, which includes accrued and unpaid interest on the Existing Convertible Notes to be repurchased (the “Repurchase”) for cash and in an aggregate amount approximating the size of the Concurrent Equity Offering. The terms of each Repurchase depended on a variety of factors, including the market price of IREN’s ordinary shares and the trading price of the Existing Convertible Notes at the time of such Repurchase, and the Repurchase is subject to closing conditions that may not be satisfied. If the Repurchase is consummated, the principal amount of debt outstanding under the Existing Convertible Notes will be reduced by an amount equal to the principal amount of Existing Convertible Notes that are repurchased, and the Existing Convertible Notes that are repurchased by IREN will be extinguished and, accordingly, will no longer be convertible into IREN’s ordinary shares prior to maturity or otherwise. Following the completion of the offering of the notes, IREN may repurchase additional Existing Convertible Notes.

In connection with the Repurchase, certain holders of the Existing Convertible Notes may purchase or sell IREN’s ordinary shares in the open market or enter into or unwind various derivative transactions with respect to IREN’s ordinary shares to unwind any hedge positions they may have with respect to the Existing Convertible Notes or to hedge or unwind their exposure in connection with these transactions. The amount of IREN’s ordinary shares to be sold or purchased by such holders or the notional number of IREN’s ordinary shares underlying such derivative transactions may be substantial in relation to the historic average daily trading volume of IREN’s ordinary shares. These activities may adversely affect the trading price of IREN’s ordinary shares and the trading price of the notes. IREN cannot predict the magnitude of such market activities or the overall effect they will have on the price of the notes or IREN’s ordinary shares.

The completion of the offering of the notes is not contingent on the completion of the Concurrent Equity Offering or the Repurchase, and the completion of the Concurrent Equity Offering is not contingent on the completion of the offering of the notes or the Repurchase.

Use of proceeds

IREN estimates that the net proceeds from the offering will be approximately $1,973.8 million (or approximately $2,270.0 million if the initial purchasers fully exercise their options to purchase additional notes), after deducting the initial purchasers’ discounts and commissions and IREN’s estimated offering expenses.

IREN intends to use the net proceeds from the offering of the notes, together with the net proceeds from the Concurrent Equity Offering (defined below), if it is consummated, (i) to fund the $174.8 million cost of entering into the capped call transactions described below; (ii) to repurchase a portion of the Existing Convertible Notes for cash as described above; and (iii) for general corporate purposes and working capital. If the initial purchasers of the notes exercise their options to purchase additional notes, IREN intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions, as described below.

Capped call transactions

In connection with the pricing of the notes, IREN entered into privately negotiated capped call transactions relating to each series of notes with certain of the initial purchasers or their affiliates and certain other financial institutions (the “option counterparties”). The capped call transactions relating to the 2032 notes cover, subject to anti-dilution adjustments, the number of ordinary shares of IREN that initially underlie the 2032 notes. The capped call transactions relating to the 2033 notes cover, subject to anti-dilution adjustments, the number of ordinary shares of IREN that initially underlie the 2033 notes. If the initial purchasers exercise their option to purchase additional notes of a series, then IREN expects to enter into additional capped call transactions relating to such series of notes with the option counterparties.

The cap price of the capped call transactions relating to the 2032 notes is initially $82.24 per share, which represents a premium of 100% over the last reported sale price of IREN’s ordinary shares of $41.12 per share on December 2, 2025, and is subject to certain adjustments under the terms of the capped call transactions relating to the 2032 notes. The cap price of the capped call transactions relating to the 2033 notes is initially $82.24 per share, which represents a premium of 100% over the last reported sale price of IREN’s ordinary shares of $41.12 per share on December 2, 2025, and is subject to certain adjustments under the terms of the capped call transactions relating to the 2033 notes.

The capped call transactions relating to each series of notes are expected generally to reduce the potential dilution to IREN’s ordinary shares upon any conversion of the notes of such series and/or offset any potential cash payments IREN is required to make in excess of the principal amount of converted notes of such series, as the case may be, with such offset and/or reduction subject to a cap price. If, however, the market price per ordinary share of IREN, as measured under the terms of the applicable capped call transactions, exceeds the cap price of such capped call transactions, there would nevertheless be dilution and/or there would not be an offset of such potential cash payments, in each case, to the extent that such market price exceeds the cap price of such capped call transactions. In addition, the capped call transactions will be solely cash settled until IREN receives shareholder approval to repurchase its ordinary shares pursuant to the terms of the capped call transactions or is otherwise permitted to repurchase its ordinary shares pursuant to the terms of the capped call transactions under the laws of its jurisdiction of incorporation. The Company retains flexibility to seek and/or renew such approval from time to time during the terms of the capped call transactions at a general meeting or future annual general meeting.

IREN has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to IREN’s ordinary shares concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of IREN’s ordinary shares or the notes at that time. Any such trades by the option counterparties or their respective affiliates would be on a principal basis and without any agreement, arrangement or understanding between, or with, IREN on how those parties would hedge their own positions.

In addition, the option counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to IREN’s ordinary shares and/or purchasing or selling IREN’s ordinary shares or other securities of IREN in secondary market transactions following the pricing of the notes and prior to the maturity of the relevant series of notes (and are likely to do so (x) on each exercise date for the capped call transactions, which are expected to occur on each trading day during the 30 trading day period beginning on the 31st scheduled trading day prior to the maturity date of the relevant series of notes and (y) following any early conversion of notes of the relevant series or any repurchase of the notes of such series by IREN on any fundamental change repurchase date, any redemption date or any other date on which the notes of such series are repurchased by IREN, in each case if IREN exercises the relevant election to terminate the corresponding portion of the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of IREN’s ordinary shares or the notes, which could affect the ability of noteholders to convert the notes, and, to the extent the activity occurs following a conversion or during any observation period related to a conversion of the notes of the relevant series, it could affect the number of IREN’s ordinary shares and value of the consideration that noteholders will receive upon conversion of the relevant series of notes.

The offer and sale of the notes and any of IREN’s ordinary shares issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any other securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any of IREN’s ordinary shares issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction (including the United States and Australia) in which such offer, sale or solicitation would be unlawful. This press release also shall not constitute an offer to purchase or a solicitation of an offer to sell the Existing Convertible Notes.

About IREN

IREN is a leading AI Cloud Service Provider, delivering large-scale GPU clusters for AI training and inference. IREN’s vertically integrated platform is underpinned by its expansive portfolio of grid-connected land and data centers in renewable-rich regions across the U.S. and Canada.

Contacts

Investors
ir@iren.com

Media
media@iren.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the completion of the offering, the Concurrent Equity Offering and the Repurchase and the expected amount and intended use of the net proceeds. Forward-looking statements represent IREN’s current expectations, beliefs, and projections regarding future events and are subject to known and unknown uncertainties, risks, assumptions and contingencies, many of which are outside IREN’s control and that could cause actual results to differ materially from those described in or implied by the forward-looking statements. Among those risks and uncertainties are market conditions, the satisfaction of the closing conditions related to the offering and risks relating to IREN’s business, including those described in periodic reports that IREN files from time to time with the SEC. IREN may not consummate the offering described in this press release and, if the offering is consummated, cannot provide any assurances regarding its ability to effectively apply the net proceeds after funding the cost of entering into the capped call transactions as described above. The forward-looking statements included in this press release speak only as of the date of this press release, and IREN does not undertake any obligation to update the forward-looking statements included in this press release for subsequent developments, except as may be required by law. For a further discussion of factors that could cause IREN’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in IREN’s Annual Report on Form 10-K for the year ended June 30, 2025 and other risks described in documents filed by IREN from time to time with the Securities and Exchange Commission.